Credit Suisse Trust Funds
Securities Purchases during an Underwriting involving
Credit Suisse Asset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended June 30, 2006

Portfolio:			Credit Suisse Trust Emerging Markets


Security:			Grupo Aeroportuario


Date Purchased:			2/24/06


Price Per Share:		$21.00


Shares Purchased
by the Portfolio ":		5700


Total Principal Purchased
by the Portfolio ":		$119,700.00


% of Offering Purchased
by the Portfolio:	        0.02%


Broker:				Deutsche Bank Foreign

Member:				Lead Manager



Portfolio:			Credit Suisse Trust Emerging Markets


Security:			Submarino GDR 144a


Date Purchased:			4/13/06


Price Per Share:		$50.38


Shares Purchased
by the Portfolio ":		12,400


Total Principal Purchased
by the Portfolio ":		$624,765.32


% of Offering Purchased
by the Portfolio:	        0.08%


Broker:				Goldman Sachs

Member:				Joint Lead Manager



Portfolio:			Credit Suisse Trust Small Cap Growth


Security:			Exco Resources, Inc.


Date Purchased:			2/28/06


Price Per Share:		$13.00


Shares Purchased
by the Portfolio ":		27,700.00


Total Principal Purchased
by the Portfolio ":		$360,100.00


% of Offering Purchased
by the Portfolio:	        0.06%


Broker:				J.P. Morgan

Member:				Co-Manager



Portfolio:			Credit Suisse Trust Small Cap Growth



Security:			Complete Production


Date Purchased:			4/20/06


Price Per Share:		$23.10


Shares Purchased
by the Portfolio ":		53,300


Total Principal Purchased
by the Portfolio ":		$1,231,230.00


% of Offering Purchased
by the Portfolio:	        0.25%


Broker:				Jeffreries/UBS Warburg

Member:				Co-Manager



Portfolio:			Credit Suisse Trust Small Cap Growth



Security:			SBA Communications


Date Purchased:			5/23/06


Price Per Share:		$21.13


Shares Purchased
by the Portfolio ":		91,300.00


Total Principal Purchased
by the Portfolio ":		$1,929,169.00


% of Offering Purchased
by the Portfolio:	        0.66%


Broker:				Citigroup Global Markets

Member:				Co-Manager


Portfolio:			Credit Suisse Trust Small Cap Growth



Security:			J. Crew Group, Inc.


Date Purchased:			6/27/06


Price Per Share:		$20.00


Shares Purchased
by the Portfolio ":		11,100


Total Principal Purchased
by the Portfolio ":		$222,000.00


% of Offering Purchased
by the Portfolio:	        0.06%


Broker:				Goldman Sachs

Member:				Co-Manager



Portfolio:			Credit Suisse Trust Global Small Cap



Security:			SBA Communications


Date Purchased:			5/23/06


Price Per Share:		$21.13


Shares Purchased
by the Portfolio ":		10,800.00


Total Principal Purchased
by the Portfolio ":		$228,204.00


% of Offering Purchased
by the Portfolio:	        0.08%


Broker:				Citigroup Global Markets

Member:				Co-Manager


Portfolio:			Credit Suisse Trust Global Small Cap



Security:			J. Crew Group, Inc.


Date Purchased:			6/27/06


Price Per Share:		$20.00


Shares Purchased
by the Portfolio ":		1,300.00


Total Principal Purchased
by the Portfolio ":		$26,000.00


% of Offering Purchased
by the Portfolio:	        0.01%


Broker:				Goldman Sachs

Member:				Co-Manager




Portfolio:			Credit Suisse Trust Small Cap Value



Security:			Exco Resources, Inc.


Date Purchased:			2/8/06


Price Per Share:		$13.00


Shares Purchased
by the Portfolio ":		1,400.00


Total Principal Purchased
by the Portfolio ":		$18,200.00


% of Offering Purchased
by the Portfolio:	        0.00%


Broker:				J.P. Morgan

Member:				Co-Manager